Rule 497(d)

                                    FT 287

             Supplement to the Prospectus dated October 21, 1998

Notwithstanding anything to the contrary in the Prospectus, all shares of PVF Capital Corp. (Ticker: PVFC) have been removed from the portfolio of the Regional Financial Institutions Trust Series for certain of the reasons enumerated in the section entitled "Removing Securities from the Trust" in the Prospectus.


June 5, 2002